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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC. 20549


                             ---------------------


                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                             ---------------------


                    DATE OF REPORT:         AUGUST 19, 1999
                                   ---------------------------------
                                   (DATE OF EARLIEST EVENT REPORTED)



                  INSURANCE MANAGEMENT SOLUTIONS GROUP, INC.
                  ------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         Florida                        000-25273             59-3422536
----------------------------       ----------------      ----------------------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE        (I.R.S. EMPLOYER
     OF INCORPORATION)                  NUMBER)          IDENTIFICATION NUMBER)



           360 Central Avenue
        St. Petersburg, Florida                                  33701
---------------------------------------                       ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)



                                 (727) 803-2040
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.  OTHER EVENTS.

                  On August 19, 1999, David M. Howard was appointed as President of Insurance Management Solutions Group, Inc. (the "Company"). David K. Meehan, who held the position of President prior to Mr. Howard's appointment, remains Chairman of the Board and Chief Executive Officer of the Company. Mr. Howard will report directly to Mr. Meehan.

                  Mr. Howard, age 37, joins the Company from Bankers Insurance Group, Inc. ("BIG"), the Company's majority shareholder and principal customer, where he spent the past eleven (11) years. From October 31, 1998 until assuming his duties with the Company, Mr. Howard served as Senior Vice President of each of BIG's insurance subsidiaries, namely Bankers Insurance Company, Bankers Life Insurance Company, Bankers Security Insurance Company and First Community Insurance Company. From October 1996 until assuming his duties with the Company, he also served as Senior Vice President of BIG and President of Bankers Insurance Services, Inc., a subsidiary of BIG. Mr. Howard served as President of Bankers Hazard Determination Services, Inc., the flood zone determination services subsidiary of the Company that was merged into its Geotrac of America, Inc. ("Geotrac") subsidiary, from October 1995 to July 1998, and as Executive Vice President of Bankers Insurance Services, Inc. from December 1991 to October 1996. He also has served as a director of Geotrac since July 1998.

                  Prior to joining BIG, Mr. Howard spent several years as an officer in the United States military. He is active in industry organizations and is a member of the Council of Company Executive Officers ("CCEO"). Mr. Howard is a graduate of Central Michigan University.

                  Effective August 19, 1999, Kelly K. King, Senior Vice President, Chief Financial Officer, Treasurer and Secretary of the Company, resigned his positions to pursue personal interests. Christopher P. Breakiron, Vice President and Controller of the Company, will serve as acting Chief Financial Officer, Treasurer and Secretary until a permanent replacement for Mr. King is appointed.

                  A copy of the Company's press release, dated August 19, 1999, announcing the foregoing management changes is filed as Exhibit 20 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial statements of business acquired.

                  Not applicable




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         (b)  Pro forma financial information.

                  Not applicable

         (c)  Exhibits.

99       Press Release, dated August 19, 1999




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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     INSURANCE MANAGEMENT SOLUTIONS GROUP, INC.


                                     By: /s/ David K. Meehan
                                        --------------------------------------
                                             David K. Meehan
                                             Chairman of the Board and
                                             Chief Executive Officer

Date: August 24, 1999




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                                 EXHIBIT INDEX

EXHIBIT NO.                       DESCRIPTION
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
    99             Press Release, dated August 19, 1999



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